UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

Current Report Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
October 22, 2020

Everest Re Group, Ltd.

(Exact name of registrant as specified in its charter)

Bermuda
1-15731
98-0365432
(State or other jurisdiction (Commission (IRS Employer
of incorporation) File Number) Identification No.)
Seon Place – 4th Floor
141 Front Street
PO Box HM 845
Hamilton
HM 19
,
Bermuda
Not Applicable
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number,

including area code
441
-
295-0006

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruct

ion A.2. below):

☐

Written communications pursuant

to Rule 425 under the Securities Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12 under

the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule

14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule

13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the

Act:

Class Trading Symbol(s) Name of Exchange where registered
Common Shares, $0.01 par value
RE
New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act

of
1933 (§230.405 of this chapter) or Rule 12b-2 of the

Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

.

Emerging growth company
☐

If an emerging growth company,

indicate by check mark if the registrant has elected not to use the extended transition period for
complying with any new or revised financial accounting

standards provided pursuant to Section 12(a) of the Exchange Act.

☐

ITEM 7.01 REGULATION FD DISCLOSURE

On October

22, 2020,
the registrant

issued a

news release

announcing preliminary

pre-tax catastrophe

losses of
$300 million for

the third quarter

of 2020, net

of reinsurance recoveries

and reinstatement premiums.

The estimate
includes the

impact of

Hurricanes Laura,

Isaias and

Sally, wildfires

in California

and Oregon,

and other

events
including the Midwest United States Derecho windstorm.

ITEM 9.01
FINANCIAL STATEMENTS

AND EXHIBITS
(c) Exhibits
Exhibit No. Description
99.1 News Release of the registrant,
dated October 22, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be
signed on its behalf by the undersigned hereunto duly authorized.

EVEREST RE GROUP, LTD.
By:

/S/ KEITH SHOEMAKER
Keith Shoemaker
Senior Vice President and Comptroller

Dated:

October 22, 2020

EXHIBIT INDEX

Exhibit
Number Description of Document Page No.
99.1
News Release of registrant,
dated October 22, 2020